SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                                   reported):
                                December 18, 1998


                     TIME WARNER ENTERTAINMENT COMPANY, L.P.
                     ---------------------------------------
             (Exact name of registrant as specified in its charter)

    Delaware                         1-12878                13-3666692
    --------                         -------                ----------
(State or other                    (Commission           (I.R.S. Employer
jurisdiction                       File Number)         Identification No.)
of incorporation)

American Television and
  Communications Corporation       Delaware               13-2922502
Warner Communications Inc.         Delaware               13-2696809
(Exact name of registrant       (State or other        (I.R.S. Employer
as specified in its Charter)     jurisdiction of       Identification No.)
                                  incorporation
                                 or organization)



                    75 Rockefeller Plaza,New York, NY 10019
                    ---------------------------------------
               (Address of principal executive offices) (zip code)


                                 (212) 484-8000
                       -----------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                        ---------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events.

     Reference is made to the litigation entitled SIX FLAGS OVER GEORGIA, INC., ET AL. V. SIX FLAGS FUND, LTD., ET AL. commenced in Superior Court in Gwinnett County, Georgia in connection with the management of the Six Flags Over Georgia Theme Park described on pages I-28 and I-29 of the Annual Report on Form 10-K for the year ended December 31, 1997 of Time Warner Entertainment Company, L.P. ("TWE") and on page 44 of TWE's Quarterly Report on Form 10-Q for the quarter ended September 30, 1998. On December 18, 1998, the jury awarded plaintiffs $197 million in compensatory damages and on December 21, 1998, the jury awarded plaintiffs $257 million in punitive damages. A portion of the amounts awarded are the responsibility of entities other than TWE and its subsidiaries. TWE intends to appeal these verdicts.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on December 31, 1998.


                       TIME WARNER ENTERTAINMENT COMPANY, L.P.

                       By:  WARNER COMMUNICATIONS INC.
                                   As General Partner


                       By:  /s/Thomas W. McEnerney
                            ----------------------
                       Name:   Thomas W. McEnerney
                       Title:  Vice President



                       AMERICAN TELEVISION AND COMMUNICATIONS
                          CORPORATION
                       WARNER COMMUNICATIONS INC.



                       By:  /s/Thomas W. McEnerney
                            ----------------------
                       Name:   Thomas W. McEnerney
                       Title:  Vice President